             THIRD AMENDMENT TO CREDIT AGREEMENT AND REVOLVING NOTE

This Third Amendment to Credit Agreement and Revolving Note (the "Amendment") is
made as of  January  21,  1999,  between  ENERGY  WEST  INCORPORATED,  a Montana corporation ("Borrower") and US BANK NATIONAL ASSOCIATION MT, a national banking association (the "Bank").

WHEREAS,

i.   Borrower and Bank entered into a Credit  Agreement dated as of February 12,
     1997,  as amended by a First  Amendment to Credit  Agreement  and Revolving
     Note dated  March 5, 1998,  and as  amended by Second  Amendment  to Credit
     Agreement  dated March 16, 1998,  pursuant to which Bank made  available to
     Borrower a Revolving  Commitment in the amount of $11,000,000  (the "Credit
     Agreement"):

ii.  Borrower has requested  that the Credit  Agreement  and  Revolving  Note be amended  to  extend  Bank's  commitment  to make  loans  under  the  Credit
     Agreement and Revolving Note (defined below) to March 25, 1999, and

iii. Bank is  willing  to take Such  action  upon and  subject  to the terms and conditions in this Amendment.

NOW,  THEREFORE,  in  consideration  of the  premises  and the mutual  covenants contained herein, Borrower and Bank agree as follows:

     l.   Definitions. Capitalized terms used herein and in the recitals hereto, but not defined  herein or therein,  shall have the  meanings  given them in the
Credit Agreement.

     2.   Amendments  to Credit  Agreement.  The Credit  Agreement is amended as follows:

          (a)  Section  2.1 is amended by  changing  the date  "January 2, 1998"
     wherever it appears to the date "March 25, 1999".

     3.   Amendment to Revolving Note. A promissory note dated February 12, 1997 in the principal  amount of  $11,000,000  the  "Revolving  Note" was executed by
Borrower  to  evidence  the  Revolving  Commitment  as  described  in the Credit
Agreement.  The  maturity  of the  Revolving  Note is being  extended  hereby in accordance with the extension of the Credit Agreement.

     4.   Representations  and  Warranties.  Borrower hereby remakes each of the representations  and warranties  contained in Article IV of the Credit Agreement as of the date of this  Amendment,  as if made in connection with this Amendment and the Credit  Agreement,  except that for purposes  hereof the  references  in
Section 4.2 of the Credit Agreement to financial statements dated as of or as at certain  dates shall be deemed to be  references  to the  audited and  unaudited financial  statements of Borrower most recently delivered to Bank.

     5.   Conditions Precedent.  The foregoing amendments shall not be effective until:

          (i)  borrower  has  delivered  to Bank this  Amendment  and such other documents  as Bank  may  require  each  duly  executed  in  form, satisfactory to Bank.

The delivery of such documents shall  constitute  Borrower's  representation  to
Bank that Borrower is not in default under the Credit Agreement, as amended, and that no event of default or event which, with the giving of notice or passage of time or both,  would  become an event of  default,  has  occurred;  and Bank may request a certificate of an officer of Borrower stating the foregoing.

     6.   Entire  Agreement.  This  Amendment  and the Credit  Agreement and the
other  documents  executed in  connection  herewith or  therewith  and the other documents  delivered in  connection  herewith and  therewith  contain the entire agreement of the parties  concerning the subject  matter hereof and thereof.  No promise, representation or understanding which is not expressly set forth in, or incorporated  into,  either the Credit  Agreement or this Amendment or the other documents  executed in connection  with the Credit  Agreement or this  Amendment shall be enforceable by either party.

     7.   Effectiveness.  The  Revolving  Commitment  described  in  the  Credit
Agreement  shall continue to be governed by and subject to all of the provisions of the Credit Agreement as amended hereby and any amounts presently  outstanding under the Revolving  Commitment  shall  continue to be  outstanding.  The Credit
Agreement,  as  amended  hereby,  remains in full force and effect and is hereby ratified  and  confirmed.  Any  reference  to "this  Agreement"  or "the  Credit
Agreement" in the Credit Agreement or in any promissory note, guaranty, or other instrument  relating to the Credit  Agreement is deemed to be a reference to the
Credit Agreement as amended hereby.

IN WITNESS WHEREOF, Borrower and Bank have caused this Amendment to be executed the date first set forth above.

US BANK NATIONAL ASSOCIATION MT

By:  /s/ Robert A. Butcher
-------------------------------------
Title:  Senior Vice President

ENERGY WEST INCORPORATED

By:  /s/ Edward J. Bernica
-------------------------------------
Title:  Chief Financial Officer

The undersigned  Guarantors of the Revolving  Commitment described in the Credit
Agreement  hereby  acknowledge  and  consent to this Third  Amendment  to Credit
Agreement  and  Revolving  Note and hereby  ratify and confirm that the Guaranty
Agreement the  undersigned  executed dated as of February 12, 1997 in connection with the Revolving Commitment and the Credit Agreement remains in full force and effect with  respect to the  Revolving  Commitment  and the Credit  Agreement as
hereby amended.

ROCKY MOUNTAIN FUELS INC.                  MONTANA SUN, INC.

By:  /s/ Edward J. Bernica                 By:  /s/ Edward J. Bernica
     --------------------------------           --------------------------------
Title:  Chief Financial Officer            Title:  Chief Financial Officer

ENERGY WEST RESOURCES, INC.

By:  /s/ Edward J. Bernica
     -------------------------------
Title:  Chief Financial Officer

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